TIMKEN

Stronger.

Stronger. **Commitment.** Stronger. **Value.** Stronger. **Worldwide.** Stronger. **Together.** | **Stronger.** By Design.

New York City March 5, 2013 ISI GROUP INDUSTRIALS INVESTOR CONFERENCE • Exhibit 99.1

TIMKEN
Stronger. Commitment. Stronger. Value. Stronger. Worldwide. Stronger. Together. | Stronger. By Design.

FORWARD-LOOKING
STATEMENTS
SAFE
HARBOR
AND
NON-GAAP
FINANCIAL
INFORMATION
Certain statements in this presentation (including statements regarding the company's forecasts, beliefs, estimates and expectations) that are not historical in nature are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, the statements related to
Timken’s plans, outlook, future financial performance, targets, projected sales, cash flows, and liquidity, including the information under the heading “The Strategy Is Working: Key Takeaways,” “Attractiveness
/Strategic Priorities,” “2013 Full Year Outlook,” “Sales,” “Earnings Per Share,” “Free Cash Flow,” “Capital
Spending,” “Pension,” and “Return on Invested Capital” are forward-looking. The company cautions that actual results may differ materially from those projected or implied in forward-looking statements due to a variety of important factors, including:  the company’s ability to respond to the changes in its end markets that could affect demand for the company’s products; unanticipated changes in business relationships with customers or their purchases from the company; changes in the financial health of the company’s customers, which may have an impact on the company’s revenues, earnings and impairment charges; fluctuations in raw-material and energy costs and their impact on the operation of the company’s surcharge mechanisms; the impact of the company’s last-in, first-out accounting; weakness in global or regional economic conditions and financial markets; changes in the expected costs associated with product warranty claims; the ability to integrate acquired companies to achieve satisfactory operating results; the impact on operations of general economic conditions, higher or lower raw-material and energy costs, fluctuations in customer demand, the company’s ability to achieve the benefits of its ongoing programs, initiatives & capital investments, and retention of CDSOA distributions.
Additional factors are discussed in the company’s filings with the Securities and Exchange Commission, including the company’s annual report on Form 10-K for the year ended Dec. 31, 2012, quarterly reports on Form 10-Q and current reports on Form 8-K.  The company undertakes no obligation to update or revise any forward-looking statement.
This presentation includes certain non-GAAP financial measures as defined by the rules and regulations of the Securities and Exchange Commission.  A reconciliation of those measures to the most directly comparable GAAP equivalent is provided in the Appendix to this presentation.

Stronger.

Stronger. **Commitment.** Stronger. **Value.** Stronger. **Worldwide.** Stronger. **Together.** | **Stronger.** By Design.

Strategic Update & Review

TIMKEN

Stronger. **Commitment.** Stronger. **Value.** Stronger. **Worldwide.** Stronger. **Together.** | **Stronger. By Design.**

TIMKEN
OVERVIEW
•
A global industrial technology leader
that applies its deep knowledge of
metallurgy, friction management and
mechanical power transmission to
improve the reliability and efficiency
of machinery all around the world
•
Our high-performance steel and
mechanical components support
diversified markets worldwide
•
Established in 1899 and
headquartered in Canton, Ohio
•
2012 sales: $5.0 billion
•
Global footprint with operations in
30 countries & 20,000 associates
•
Bearings
•
Alloy steel bars
& tubes
•
Transmissions
•
Gearboxes
•
Engineered
chain
•
Related products
& services

TIMKEN

Stronger. Commitment. Stronger. Value. Stronger. Worldwide. Stronger. Together. | Stronger. By Design.

OUR
BUSINESS
Sales: $1.7 Billion
EBIT Margin: 14.6%
High-performance,
customized alloy steels
Note: Based on 2012 financial results.  EBIT Margin is defined as EBIT divided by net sales.
Steel segment sales include $101.2 million of inter-segment sales.
2012 Total
Sales: $5.0
Billion
Sales: $1.3 Billion
EBIT Margin: 20.5%
Global growth beyond
bearings, diversified,
strong aftermarket
Sales: $347 million
EBIT Margin: 10.5%
Diversified into
transmissions and
aftermarket
Sales: $1.7 Billion
EBIT Margin: 12.4%
Transformed
portfolio, more
aftermarket focus

Aerospace
& Defense
7%
Process
Industries
27%
Mobile
Industries
34%
Steel
32%

CAT
DANA
NOV NATIONAL OILWELL VARCO
TOYOTA
JOYGLOBAL
GM
AAM
Ford
JOHN DEERE
NISSAN
SIEMENS
GENERAL DYNAMICS
Strength On Your Side

TIMKEN

Stronger. Commitment. Stronger. Value. Stronger. Worldwide. Stronger. Together. | Stronger. By Design.

STRONG
TIES
BETWEEN
BUSINESS
DRIVE
VALUE
• Best in class provider of high
performance products for demanding
conditions
• Technical knowledge
• Research synergies
• Production capabilities
• Application engineering
• Supply-chain efficiencies
• Manufacturing efficiencies
• Value-based pricing
• Ability to leverage
investments across platform
• Customer service and delivery
Process Industries | Mobile Industries
Steel | Aerospace & Defense
•
Automotive
Common End-
Market Sectors
•
Construction
•
Energy
Shared
Customers
Shared
Expertise
Operating
Efficiencies
Combined platform drives performance and value
•
Aerospace & Defense
•
Mining
•
Agriculture
•
Industrial Machinery
•
Rail
•
Heavy Truck

APPLY
Our Knowledge
DIFFERENTIATE
Our Products
EXPAND
Our Reach
PERFORM
With Excellence

TIMKEN

Stronger. Commitment. Stronger. Value. Stronger. Worldwide. Stronger. Together. | Stronger. By Design.

CREATE
UNPARALLELED
VALUE
Offering a broad array of
mechanical power transmission
components, high-performance
steel and related solutions
and services.
Extending our knowledge,
products, services and channels
to meet customer needs,
wherever they are in the world.
Delivering exceptional
results with a passion
for superior execution.
Using our knowledge of metallurgy,
friction management and mechanical
power transmission to create unique
solutions used in demanding applications.
TIMKEN
STRATEGY
TO
DELIVER
SHAREHOLDER
VALUE

Stronger. Commitment. Stronger. Value. Stronger. Worldwide. Stronger. Together. | Stronger. By Design.

(1)
Source:  Most recent company filings and FactSet as of February 22, 2013.  Represents average of 2008 through 2012.  Tax rate assumed at 35% for U.S. companies and 26% for NSK, NTN, and JTEKT.  Results exclude U.S. Continued Dumping Subsidy Offset Act
(CDSOA) receipts and impairment and restructuring expense.  See Appendix for reconciliation of EBITDA and ROIC to the most directly comparable GAAP equivalents.  EBITDA and ROIC are not defined under U.S. GAAP and should not be considered in isolation or as a substitute for measures of our performance prepared in accordance with GAAP.  Because not all companies use identical calculations, the presentation of EBITDA and ROIC may not be comparable to other similarly titled measures of other companies.
(2)
Comparable companies include: AK Steel, Allegheny Technologies, Altra, Carpenter Technology, JTEKT, Kennametal, NSK, NTN, Nucor,
SKF, Steel Dynamics, and US Steel.
THE
STRATEGY
IS
WORKING: TIMKEN
HAS
DELIVERED
TOP
QUARTILE
PERFORMANCE
•
Timken has delivered
top quartile performance
versus comparable
companies in:
•
EBITDA margin
•
Return on invested
capital (ROIC)
5 Year Average
(1)
(2)

16%
14%
12%
10%
8%
6%
4%
9.7%
14.9%
6.8%
13.3%
EBITDA Margin ROIC
Comparable Company Average
Timken

Stronger. **Commitment.** Stronger. **Value.** Stronger. **Worldwide.** Stronger. **Together.** | **Stronger. By Design.**

DELIVERING
STRONG
TOTAL
SHAREHOLDER
RETURNS
S&P 500
Source: Factset as of December 31, 2012.
(1) Bearings & Power Transmission (B&PT) comparable companies include: Altra, JTEKT, Kennametal, NSK, NTN, and SKF.
(2) Steel comparable companies include: AK Steel, Allegheny Technologies, Carpenter Technology, Nucor, Steel Dynamics,
and US Steel.
Timken
Kennametal
Carpenter
Altra
Nucor
SKF
Allegheny
NSK
Steel Dynamics
JTEKT
NTN
US Steel
AK Steel
S&P 500
SKF
Altra
Timken
Kennametal
NSK
Carpenter
Nucor
Steel Dynamics
JTEKT
Allegheny
NTN
US Steel
AK Steel
S&P 500

111.1%
99.6%
79.8%
60.4%
43.4%
27.9%
1.9%
(5.6%)
(16.3%)
(27.4%)
(27.5%)
(38.8%)
(55.6%)
(76.1%)
(120.0%) (40.0%) 0.0% 40.0% 80.0% 120.0% 160.0% (80.0%)
77.2%
55.9%
33.6%
12.4%
(2.9%)
(14.2%)
(26.6%)
(42.5%)
(47.8%)
(55.5%)
(60.7%)
(71.4%)
(78.5%)
(88.1%)
(120.0%) (40.0%)
0.0%
40.0% 80.0%
Steel
(2)
(80.0%)
B&PT
(1)
Timken
Last 3 Years – Total Shareholder Return
Last 5 Years – Total Shareholder Return

Stronger. Commitment. Stronger. Value. Stronger. Worldwide. Stronger. Together. | Stronger. By Design.

More Diversified
Geographic – strategically expanded market presence
globally
Product – expanded steel & bearing portfolio as well as
complementary products & services
Improved cost structure
Leaner and more variable
Ability to tightly control supply chain and react to market
variability
Focused execution
Well-positioned to achieve solid performance through
market cycles
Leveraging synergies among businesses
THE
STRATEGY
IS
WORKING:
KEY
TAKEAWAYS

• Markets • Geographies • Products • Performance A MULTI-FACETED TRANSFORMATION 11

Stronger. **Commitment.** Stronger. **Value.** Stronger. **Worldwide.** Stronger. **Together.** | **Stronger. By Design.**

GLOBAL
E
-MARKET
SECTOR
DIVERSIFICATION
Portfolio Diversification
Note: End market sector diversification based on 2002 sales of $2.6 billion and 2012 sales of $5.0 billion.
2012 2002
Industrial
Automotive
Broad-based end markets and customers
Increased sales from demanding applications
Expanded channels into the aftermarket; represents approximately 25% of 2012 global sales

Aerospace
& Defenze
Rail
Passenger
Car
Energy
Light Truck
Industrial
Aftermarket
Industrial
Machinery
Other
Construction
Agriculture
Heavy Truck
Mining
On-Highway
Aftermarket
ND

TIMKEN

Stronger. Commitment. Stronger. Value. Stronger. Worldwide. Stronger. Together. | Stronger. By Design.

EMERGING
MARKETS: A SOURCE
OF
GROWTH
Diversified global scope,
growing faster outside the U.S.
(1)
Note: (1) Geographic diversification based on 2012 sales of $5.0 billion.
Over 85 manufacturing facilities and
distribution centers across the globe
10 global Technology & Engineering Centers
95 sales offices to serve customers in
different regions of the world
Emerging market growth
10-Year Sales Revenue -- CAGR 12%
($ in Millions)

ROW
6%
Asia
11%
Europe
11%
Latin
America
3%
United
States
69%
$1,000
$750
$500
$250
$0
2002 2012
ASEAN China India LA+Mexico Africa

TIMKEN

TIMKEN

Stronger. **Commitment.** Stronger. **Value.** Stronger. **Worldwide.** Stronger. **Together.** | **Stronger. By Design.**

PRODUCT LINE EXPANSION & DIVERSIFICATION Bearings Engineered Steels Power Transmission Services Related Products 14

QM Bearings

DRIVES
A Timken Brand

PHILADELPHIA GEAR
A Timken Brand

WAZEE™
A Timken Brand

TIMKEN

Stronger. Commitment. Stronger. Value. Stronger. Worldwide. Stronger. Together. | Stronger. By Design.

•
Capture lifetime of revenue opportunity
•
Leverage distribution channel
•
Opportunities for cross-selling and development of product lines
•
Global expansion
Sales: $100M
Product Offering
Engineered chains
and augers
Sales: $85M
Product Offering
Engineered gear
drive repair and
manufacture
Sales: $30M
Product Offering
Critical motor and
generator services, and
up-tower wind
maintenance and repair
Sales: $23M
Product Offering
Mounted spherical
roller bearings and
couplings
NEW
ACQUISITIONS, NEW
CAPABILITIES
Differentiated performance • Industrial focus • Strong aftermarket • Supply chain synergy
October 1, 2011
July 1, 2011
December 31, 2012
September 21, 2010

Growth Synergies
Note: Sales for Wazee Companies, Philadelphia Gear and Drives reflect last 12-month sales at time of purchase. QM Bearings sales reflect full-year 2011.

TIMKEN

Stronger. Commitment. Stronger. Value. Stronger. Worldwide. Stronger. Together. | Stronger. By Design.

DELIVERING SUPERIOR FINANCIAL PERFORMANCE
3 year average EBIT Margins 3 year average ROIC

14%
19%
6%
13%
13%
0%
5%
10%
15%
20%
25%
Mobile Process Aerospace Steel Timken
15%
19%
2%
19%
17%
0%
5%
10%
15%
20%
25%
Mobile Process Aerospace Steel Timken
Note: The above data represents an average of 2010 through 2012.   Segment returns have been adjusted to reflect a
proportionate amount of unallocated corporate expenses.  Tax rate assumed at 35% for ROIC calculations.  Results exclude
CDSOA receipts and impairment and restructuring charges.  See Appendix for reconciliation of ROIC and consolidated EBIT to the most directly comparable GAAP equivalents.

Stronger. **Commitment.** Stronger. **Value.** Stronger. **Worldwide.** Stronger. **Together.** | **Stronger. By Design.**

MOBILE
INDUSTRIES
•
Bearings, power transmission components
and related products and services
•
Serves diverse market sectors
•
Customers:  OEM and aftermarket
distributors
•
Portfolio shift toward attractive markets;
•
In 2005 passenger car and light truck
was 54% of the portfolio versus 29% in
2012
2012 sales: $1.7B
•
Profitability turn-around; achieving
returns in excess of cost of capital
•
Capitalizing on mining, agricultural and
commercial transportation demand while
managing strategic pricing initiative
•
Strategy – provide high-value power
transmission products and services
focused on demanding applications to
global OE and aftermarket channels
Based on 2012 sales of $1.7 billion.

Segment Overview
Geographic Sales Attractiveness/Strategic Priorities
Sector Profile
Rail 17%
Off-
Highway
30%
Light Truck
19%
Passenger
Car 10%
Heavy
Truck 10%
On-
Highway
Aft Mkt
14%
Latin
America
5%
Asia Asia
ROW ROW
Europe Europe
U.S. U.S.
10% 10%
12% 12%
17% 17%
56% 56%

TIMKEN

Stronger. **Commitment.** Stronger. **Value.** Stronger. **Worldwide.** Stronger. **Together.** | **Stronger. By Design.**

PROCESS
INDUSTRIES
•
Precision-engineered bearings and related
mechanical components and services for
diverse industrial markets
•
Diverse and global customer base
•
~60% aftermarket in 2012; consistent,
profitable business
•
Diversified product portfolio
•
52% tapered roller bearings in 2012
versus 96% in 2000
•
Growing market share in spherical &
cylindrical roller bearings, housed units,
other bearings & services
2012 sales: $1.3B
•
Extensive global portfolio of differentiated
mechanical power transmission products
and services
•
Strong distribution channels to maximize
lifetime profit
•
Aggressive annual sales growth; gaining
share and unlocking new mechanical
power transmission opportunities
•
Strategy - focus on end-user value chain
and needs
Based on 2012 sales of $1.3 billion.

Segment Overview Sector Profile
Geographic Sales Attractiveness/Strategic Priorities
Latin
America
5%
ROW ROW
6% 6%
Europe Europe
Asia Asia
U.S. U.S.
16% 16%
22% 22%
51% 51%
Machinery
Energy
Gear Drives
Infrastructure
7%
6%
4%
1%
Metals 8%
Service 13%
Aftermarket
61%

Bearings
Transmissions
Complex Parts
Services
Encoders and Sensors

TIMKEN

Stronger. **Commitment.** Stronger. **Value.** Stronger. **Worldwide.** Stronger. **Together.** | **Stronger. By Design.**

AEROSPACE
& DEFENSE
•
Power transmission systems and
flight-critical components for civil
and military aircraft
•
Top 10 aerospace platforms represent
~ 40% of sales in 2012
•
Aftermarket engine overhaul,
replacement parts, bearing and
component repair
•
Strong aftermarket channel
•
Health and positioning control applications
2012 sales: $0.3B
•
Leverage strong commercial and
improving general aviation market
sectors serving diverse platforms while
defense market sectors have bottomed
•
Strong execution combined with
improving markets and targeted
channels have led to growth and a
return to attractive profitability
•
Strategy – provide a globally diverse
portfolio focused on growing platforms
through OE & aftermarket channels

Segment Overview Sector Profile
Product Offering Beyond Bearings Attractiveness/Strategic Priorities
Motion
Control
Civil 38%
Defense
20%
42%

Special bar quality steel
Seamless mechanical steel tubing
Value-added solutions

TIMKEN

Stronger. **Commitment.** Stronger. **Value.** Stronger. **Worldwide.** Stronger. **Together.** | **Stronger. By Design.**

STEEL
•
Market leadership position in high quality
air-melted alloy steel bars, tubes,
precision components and value-added
services
•
Bars: 1” to 16”
•
Serving niche high-end applications
where demands on performance are
significant
•
Special machining characteristics
•
Resistance to heat, stresses or wear
•
High strength or other traits
•
Tubes: 2” to 13”
2012 sales: $1.7B
Differentiated Solutions
• An improved variable cost structure
• More than half of our specialized products
cannot be competitively replicated in
North America today
• 450 grades of high-performance steels;
for power transmission applications
• Know-how to design custom solutions
with strength where it matters
• Efficient supply chains

Segment Overview
Attractiveness/Strategic Priorities
Sector Profile
Passenger Car
15%
Light Truck
13%
Heavy
/Med.Truck
1%
Oil & Gas
26%
General
Industrial
12%
Distribution
10%
Machinery 7%
Industrial
Bearings 6%
Mining 3%
Constr. 2%
Rail 2%
Military & Def
1%
Agriculture
1%
Power
Generation
1%

TIMKEN

Stronger.

Stronger. **Commitment.** Stronger. **Value.** Stronger. **Worldwide.** Stronger. **Together.** | **Stronger.** By Design.

Financial Review

TIMKEN

Stronger. Commitment. Stronger. Value. Stronger. Worldwide. Stronger. Together. | Stronger. By Design.

2012 RESULTS
Sales of $5.0B, down 4% from prior year
•
Reduced light vehicle, heavy truck, industrial machinery, and oil & gas market demand in the second half, as well as lower surcharges and currency negatively impacted sales
•
Top line benefited from pricing, the Philadelphia Gear and
Drives acquisitions, and strength in the rail and aerospace &
defense markets
EBIT of $794M, or 15.9% of sales
•
Includes CDSOA receipts of $108M & St. Thomas plant
closure costs of $29M
•
Earnings benefited from improved pricing, lower material
costs, LIFO income and acquisitions, partially offset by lower volume, mix, surcharges and manufacturing costs
EPS of $5.07 per diluted share vs. prior year $4.59
• Includes CDSOA receipts of $0.69 per share & St. Thomas
plant closure costs of $0.28 per share
Note: See Appendix for reconciliation of EBIT to the most directly comparable GAAP equivalent.  CDSOA is a reference to the US Continued Dumping Subsidy and Offset Act.

$5,170
$4,987
2011 2012
Sales ($ Mils.)
14.1%
15.9%
2011 2012
EBIT Margin

Note: Free cash flow is defined as net cash provided by operating activities (includes pension contributions) minus capital expenditures and dividends. Net debt is not a GAAP measure. See Appendix for reconciliation of Free Cash Flow and Net
Debt to the most directly comparable GAAP equivalents.
Free Cash Flow of $240M vs. $(70)M use of cash in prior year
•
From operating activities after pension contributions, capital expenditures and dividends
•
Includes $245M of discretionary pension and post-retirement
benefit contributions and $68M of CDSOA receipts, both net of tax
Strong Balance Sheet
•
Cash position of $586M and debt of $479M, or $107M net cash
•
Pension & post-retirement benefit liability 89% funded resulting from contributions and favorable asset returns that more than offset an unfavorable decline in discount rate
•
Repurchased 2.5 million shares for $112 million; 7.5 million shares remaining under authorization
•
Liquidity of $1.4B
2012 RESULTS

TIMKEN
Stronger. Commitment. Stronger. Value. Stronger. Worldwide. Stronger. Together. | Stronger. By Design.

Note: Free cash flow is defined as net cash provided by operating activities (includes pension contributions) minus capital expenditures and dividends.  The Company has included in its outlook charges totaling ~$20 million, net of tax, related to the previously announced St. Thomas, Ontario, Canada and Sao Paulo, Brazil plant closures.
Sales:  down approximately 5%
2013 FULL
YEAR
OUTLOOK

* Excluding discretionary pension & VEBA trust (OPEB) contributions, net of tax
January
Sales (vs. 2012) Down 5%
Mobile Industries Down 5-10%
Process Industries Flat
Aerospace & Defense Up 7-12%
Steel Down 7-12%
Earnings Per Share (EPS) $3.75 - $4.05
Includes:
Restructuring costs ~$(0.20)
Free Cash Flow ($ Millions)
Cash from operations $330M
Less:  CapEx $360M
Less:  Dividends $90M
Free Cash Flow $(120)M
Add: Pension/VEBA contributions, net of tax $180M
Free Cash Flow* $60M
•
Weakening demand in mobile, oil
& gas and industrial end markets
•
Mobile market strategy expected
to result in $150 million of exited
business
EPS Estimate:  $3.75 to $4.05
per diluted share
•
Includes restructuring costs of
roughly $0.20 related to two
previously announced plant
closures
2013 FCF Estimate:  $(120)M
• $60M excluding discretionary
pension/VEBA trust contributions

TIMKEN

Stronger. Commitment. Stronger. Value. Stronger. Worldwide. Stronger. Together. | Stronger. By Design.

Outlook
•
2013 Sales Estimate:
down ~5% Y-O-Y
•
Weakening demand in
mobile, oil & gas and
industrial end markets
•
Mobile market
strategy expected to
result in $150 million
of exited business
•
2015 Sales Target:
3-year CAGR of
+6 to 11%
•
Global GDP growth of
2.5% in 2013 &
growth in 2014-2015
of 3.5% to 4%
•
Roughly half of growth
from inorganic
investments
SALES
Net Sales
($ Mils.)
Note: 2003 includes Torrington acquisition as acquired February 2003. Historical results exclude the discontinued operations of Latrobe Steel (2006 divestment) and the Needle Roller Bearings (NRB) business (2009 divestment).  NRB discontinued
operations for 2003 and 2004 are based on internal estimates.
25
Net Sales Midpoint
Estimate / Target

’91 to ’01 Cycle:
4% CAGR
’02 to ‘09 Cycle:
4% CAGR
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015

Stronger. **Commitment.** Stronger. **Value.** Stronger. **Worldwide.** Stronger. **Together.** | **Stronger. By Design.**

Outlook
•
2013 EPS Estimate:
$3.75 to $4.05 per
diluted share
• Includes restructuring
costs of roughly $0.20
related to two previously
announced plant closures
•
2015 EPS Target:
$6.75 to $7.25 per
diluted share
• Assumes redeployment of
capital including inorganic
growth
EARNINGS
PER
SHARE
Net Sales
($ Mils.)
Earnings
Per Share
EPS Midpoint
Estimate / Target
’91 to ’01 Cycle ’02 to ‘09 Cycle
Net Sales Midpoint
Estimate / Target
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
1991 1993 1995 1997 1999 2007 2001 2003 2005 2009 2011 2013 2015
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
($1.00)

Note: Earnings are reported on a GAAP basis and include the impact of special items, such as restructuring and reorganization expenses, CDSOA payments and goodwill amortization. EPS assumes dilution. 2003 includes Torrington acquisition as acquired February 2003. Historical results exclude the discontinued operations of Latrobe Steel (2006 divestment) and the Needle Roller Bearings (NRB) business (2009 divestment). NRB discontinued
operations for 2003 and 2004 are based on internal estimates.

TIMKEN

27
Stronger. Commitment. Stronger. Value. Stronger. Worldwide. Stronger. Together. | Stronger. By Design.

FREE
CASH
FLOW
Free Cash Flow
($ Mils.)
’91-’01 Cycle Avg: $16M ’02-’09 Cycle Avg: $87M
Note:  Free cash flow is defined as net cash provided by operating activities (includes pension contributions) minus capital expenditures and dividends.  Results include discontinued operations until divested.  See Appendix for reconciliation of Free Cash Flow to the most
directly comparable GAAP equivalent.   VEBA is in reference to the company’s voluntary employee benefit association trust.
27
Outlook
•
2013 FCF Estimate:
$(120)M after,
Free Cash Flow
Midpoint Estimate / Target

• High CapEx declining to
targeted range by 2015
• Increased dividends and
moderate pension
contributions
• CapEx of $360M
• Dividends of $90M
• Discretionary pension /
VEBA trust contributions
of $180M (net of tax)
•
2015 FCF Target:
$425-$475M
$450
$350
$250
$150
$50
-$50
-$150
1991 1993
1995 1997 1999 2001 2003
2005 2007 2009 2011 2013 2015

TIMKEN

Stronger. Commitment. Stronger. Value. Stronger. Worldwide. Stronger. Together. | Stronger. By Design.

CAPITAL
SPENDING
Note:  Estimated 2013 capital spending as a percent of sales is based on mid-point of company sales estimate.
Capital Spending
($ Mils.)
Cap Ex
% of Sales
Long-term Target: 4% of Sales
2013 Capital
Spending Estimate

$400
$350
$300
$250
$200
$150
$100
$50
$0
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
2012
2013
8%
7%
6%
5%
4%
3%
2%
1%
0%
•
Driven by global
energy, mining,
infrastructure and
heavy industries
growth
•
Targeted +20% IRR
hurdle rate
•
~$80M maintenance
spending
•
2013 CapEx
Estimate: $360M
Outlook

Discount Rate (Line)
PBO Funded % (Bar)

TIMKEN

Stronger. Commitment. Stronger. Value. Stronger. Worldwide. Stronger. Together. | Stronger. By Design.

PENSION
PBO
Funded %
Discount
Rate
Note:  Discount rate noted is for Timken’s domestic pension fund which represents the majority of the company’s global pension assets.  PBO funded percent denotes the Company’s pension benefit obligation (PBO) funded status.
84%
Outlook
•
2013 discretionary
Pension & VEBA
trust (OPEB)
contributions
totaling ~$280M
(or ~$180M, net of
tax)
89%

• Pension plans expected
to be essentially fully
funded by year-end
• Long-term strategy to
reduce liability through
lump-sum and
potential annuitization
programs
10.0%
9.0%
7.0%
8.0%
6.0%
5.0%
4.0%
3.0%
2.0%
2000 2002 2004
2006
2008 2010
2012
100%
80%
60%
40%
20%
0%

Stronger. Commitment. Stronger. Value. Stronger. Worldwide. Stronger. Together. | Stronger. By Design.

Note:  2003 includes Torrington acquisition as acquired February 2003.  Net debt is not a GAAP measure. Net Debt / Capital
(leverage) is defined as Net Debt / (Net Debt + Equity). See Appendix for reconciliation of Net Debt to the most directly comparable GAAP equivalent.
NET
DEBT
Net Debt
/Capital
Net Debt
($ Mils.)
Long-term Leverage Target: 30% - 35%

$600
$800
$1,000
$0
$200
$400
-$200
-$600
-$400
0%
10%
20%
30%
40%
50%
-30%
-20%
-10%
1991
1993 1995
1997 1999
2001 2003 2005 2007 2009 2011

TIMKEN

Stronger. **Commitment.** Stronger. **Value.** Stronger. **Worldwide.** Stronger. **Together.** | **Stronger. By Design.**

-
Improved pension
• Discretionary contributions
of $245M, net of tax
• Returning cash to
shareholders
• 90+ years of
consecutive
quarterly dividends
• Industrial &
aftermarket focus
• International
• Accretive to
earnings in year 1
• Earn cost of capital
in 3 years
• Discretionary
contributions as
capital structure and
cash flow permit
• Target spend in industrial
sectors: oil & gas,
infrastructure, heavy
industries and aerospace
• Asia growth
2012 CAPITAL
ALLOCATION
HIGHLIGHTS
Capital Spend
Dividends /
Share
Repurchase
• $300M spent on
growth, continuous
improvement and
maintenance
• $200M returned to
shareholders
- Dividend raised 15%
to $0.23/quarter
- 2.5 million shares
repurchased
Strong Capital Redeployment
• Wazee (12/31/12)
• Strong balance sheet to
Acquisitions
Pension / OPEB
Funding

fund future acquisitions
funded status to
89% by year end

Stronger. Commitment. Stronger. Value. Stronger. Worldwide. Stronger. Together. | Stronger. By Design.

RETURN ON INVESTED CAPITAL
Cost of
Capital
Return on
Invested Capital
Note: The company uses NOPAT/Average Invested Capital as a type of ratio that indicates return on invested capital
(ROIC).  See Appendix for reconciliation of ROIC to the most directly comparable GAAP equivalent.
Long-term Cost of Capital ~ 9%
ROIC Midpoint
Target
’91 to ’01 Cycle Average: 6.2%
’02 to ‘09 Cycle Average: 7.8%

-2%
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
20%
1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015
2015 Target
17-19%

APPLY
Our Knowledge
DIFFERENTIATE
Our Products
EXPAND
Our Reach
PERFORM
With Excellence

TIMKEN

Stronger. **Commitment.** Stronger. **Value.** Stronger. **Worldwide.** Stronger. **Together.** | **Stronger. By Design.**

CREATE
UNPARALLELED
VALUE
Offering a broad array of
mechanical power transmission
components, high-performance
steel and related solutions
and services.
Extending our knowledge,
products, services and channels
to meet customer needs,
wherever they are in the world.
Delivering exceptional
results with a passion
for superior execution.
Using our knowledge of metallurgy,
friction management and mechanical
power transmission to create unique
solutions used in demanding applications.
TIMKEN STRATEGY TO DELIVER SHAREHOLDER VALUE

TIMKEN

Stronger.

Stronger. **Commitment.** Stronger. **Value.** Stronger. **Worldwide.** Stronger. **Together.** | **Stronger.** **By Design.**

New York City March 5, 2013 • ISI GROUP INDUSTRIALS INVESTOR CONFERENCE

TIMKEN

Stronger.

Stronger. **Commitment.** Stronger. **Value.** Stronger. **Worldwide.** Stronger. **Together.** | **Stronger.** By Design.

A PPENDIX

TIMKEN
Stronger. Commitment. Stronger. Value. Stronger. Worldwide. Stronger. Together. | Stronger. By Design.

Award Cash
Restricted Stock Units
(in cash or shares)
Equity –
Restricted Stock
Units
Equity – Non
Qualified Stock
Options
Participants 6,000  Associates Globally
160 Senior Leadership
Associates
265 Mid-level
Managers
160 Senior
Leadership
Associates
Time Horizon 1 Year 3 Years
4 Year Vesting
with
a 10 Year Term
4 Year Vesting
with
a 10 Year Term
Metrics
40% Corporate EBIT/BIC
50% EPS
50% ROIC
Share Price Share Price
30% Business Unit EBIT/BIC
15%
BU Working Capital % of
Sales
15%
Customer Service or
New Business Sales Ratio
INCENTIVE
COMPENSATION
Note:  EBIT/BIC is a pre-tax return on invested capital (ROIC) measure.  BIC denotes beginning invested capital.
The incentive compensation plan depicted above is effective January 2012.

Annual Long-Term
Long-term Shareholder
Value Creation
3-Year Strategic
Business Priorities
Short-term Operational
Business Priorities
Objective

GAAP RECONCILIATION
OF
EBIT AND
EBITDA
($ Mils.)
This reconciliation is provided as additional relevant information about the Company’s performance. Management believes consolidated earnings before interest and taxes (EBIT) are representative of the Company’s performance and therefore useful to investors. Consolidated earnings before interest, taxes, depreciation and amortization (EBITDA) are another important measure of financial performance and cash generation of the business and therefore useful to investors. Management also believes that it is appropriate to compare GAAP net income to consolidated EBIT and EBITDA.
Source: Company filings and Factset as of January 31, 2013

EBIT margin is defined as earnings before interest and tax divided by net sales.  EBITDA margin is defined as earnings before interest, tax, depreciation and amortization divided by net sales.
12-Months Ended
12/31/2012 12/31/2011 12/31/2010 12/31/2009 12/31/2008
Net Income $495.9 $456.6 $276.9 ($139) $271
Income from discontinued operations, net of tax 0.0 0.0 (7.4) 72.6 11.3
Provision for income taxes 270.1 240.2 136.0 (28.2) 157.1
Interest Expense 31.1 36.8 38.2 41.9 44.4
Interest Income (2.9) (5.6) (3.7) (1.9) (5.8)
Impairment and Restructuring 29.5 14.4 21.7 164.1 32.8
Receipt of CDSOA Distribution (108.0) 1.1 (2.0) (3.6) (9.1)
EBIT $715.7 $743.5 $459.7 $106.3 $501.9
Revenue $4,987.0 $5,170.2 $4,055.5 $3,141.6 $5,663.7
% EBIT Margin  14.4% 14.4% 11.3% 3.4% 8.9%
3-Year Average EBIT Margin 13.4%
5-Year Average EBIT Margin 10.5%
Depreciation and Amortization 198.0 192.5 189.7 201.5 200.8
EBITDA $913.7 $936.0 $649.4 $307.8 $702.7
% EBITDA Margin 18.3% 18.1% 16.0%  9.8% 12.4%
3-Year Average EBITDA Margin 17.5%
5-Year Average EBITDA Margin 14.9%

(1)
Return on Invested Capital calculated as Net Operating Profit After Taxes / (Average Total Debt + Average Shareholders’
Equity).  Tax rate assumed at 35%.
Source: Company filings and Factset as of January 31, 2013
GAAP
RECONCILIATION
OF
ROIC
Reconciliation of ROIC to GAAP Operating Income
Management believes ROIC is representative of the company’s performance and therefore useful to investors.
($ Mils.)

12-Months Ended
12/31/2012 12/31/2011 12/31/2010 12/31/2009 12/31/2008
GAAP Operating Income $692.9 $729.1 $436.2 ($54.1) $462.0
GAAP Other Income / Expenses 101.3 (1.1) 3.8 (0.1) 16.2
Impairment and Restructuring 29.5 14.4 21.7 164.1 32.8
Receipt of CDSOA Distribution (108.0) 1.1 (2.0) (3.6) (9.1)
EBIT $715.7 $743.5 $459.7 $106.3 $501.9
Tax Rate 35.0% 35.0% 35.0% 35.0% 35.0%
Provision for Income taxes $250.5 $260.2 $160.9 $37.2 $175.7
NOPAT $465.2 $483.3 $298.8 $69.1 $326.2
Total Debt $479.0 $515.1 $513.7 $512.7 $623.9
Shareholder's Equity 2,232.3 2,042.5 1,941.8 1,595.6 1,663.0
Invested Capital 2,711.3 2,557.6 2,455.5 2,108.3 2,286.9
Average Invested Capital 2,634.5 2,506.6 2,281.9 2,197.6 2,485.4
ROIC
(1)
17.7% 19.3% 13.1% 3.1% 13.1%
3-Year Average ROIC 16.7%
5-Year Average ROIC 13.3%

GAAP RECONCILIATION
OF
SEGMENT
ROIC
Reconciliation of ROIC to GAAP Operating Income
Management believes ROIC is representative of the company’s performance and therefore useful to investors.
($ Mils.)
2010 2011 2012 2010 2011 2012 2010 2011 2012 2010 2011 2012 2010 2011 2012
GAAP Operating Inc 183           218           183              118           261           250              6               (3)              25              129           251           230              437              728              687
Impairment/Restructuring 13             13             28                 3               1               2                    5               1               (0)              (0)              -           -               21                 14                 29
EBIT 197           232           210              122           262           251              11             (3)              25              129           251           230              458              742              716
Tax Rate 35.0% 35.0% 35.0% 35.0% 35.0% 35.0% 35.0% 35.0% 35.0% 35.0% 35.0% 35.0% 35.0% 35.0% 35.0%
Provision for Taxes 69             81             74                 43             92             88                 4               (1)              9                45             88             80                 160              260              251
NOPAT 128           151           137              79             170           163              7               (2)              16              84             163           149              298              482              466
Invested Capital 879           840           1,273           553           692           1,277           391           362           581           632           663           1,114           2,456           2,558           2,726
Avg Invested Capital 860           860           1,057           511           623           984              378           377           472           533           647           888              2,282           2,507           2,642
ROIC 14.9% 17.5% 12.9% 15.5% 27.3% 16.6% 1.8% -0.4% 3.4% 15.7% 25.2% 16.8% 13.0% 19.2% 17.6%
3 year average ROIC 15.0% 19.5% 1.7% 19.1% 16.8%
Mobile Process Aerospace Steel Timken

TIMKEN
Stronger. Commitment. Stronger. Value. Stronger. Worldwide. Stronger. Together. | Stronger. By Design.

GAAP RECONCILIATION
OF
EBIT
($ Mils.)
Year Ended Year Ended
(Dollars in millions) (Unaudited)
December 31,
2012
Percentage to
Net Sales
December 31,
2011
Percentage to
Net Sales
Net Income 495.9 $                 9.9% 456.6 $                 8.8%
Provision for income taxes 270.1 5.4% 240.2 4.6%
Interest expense 31.1 0.6% 36.8 0.7%
Interest income (2.9) (0.1)% (5.6) (0.1)%
Consolidated earnings before interest and taxes (EBIT)
794.2 $                 15.9% 728.0 $                 14.1%
Reconciliation of EBIT Margin to Net Income as a Percentage of Sales and EBIT to Net Income:
The following reconciliation is provided as additional relevant information about the Company's performance.  Management believes that EBIT and EBIT margin are representative of the Company's core operations and therefore useful to investors.

GAAP RECONCILIATION
OF
FREE
CASH
FLOW
($ Mils.)
(Dollars in millions) (Unaudited)
December 31,
2012
December 31,
2011
Net cash provided (used) by operating activities 626.1 $                 211.7 $
Less: capital expenditures (297.2) (205.3)
Less: cash dividends paid to shareholders (89.0) (76.0)
Free cash flow 239.9 (69.6)
Plus: discretionary pension and postretirement benefit
contributions, net of the tax benefit (1) 245.0 256.0
Less: CDSOA receipts, net of tax expense (2) (68.0) —
Free cash flow less discretionary contributions
postretirement contributions and CDSOA 416.9 $                 186.4 $
Reconciliation of Free Cash Flow to GAAP Net Cash Provided by Operating Activities:
Management believes that free cash flow and free cash flow less discretionary pension and postretirement contributions and CDSOA receipts are useful to investors because they are meaningful indicators of cash generated from operating activities available for the execution of its business strategy.
Year Ended

($ Mils.)
(Dollars in millions) (Unaudited)
December 31,
2012
December 31,
2011
Short-term debt 23.9 $                    36.3 $
Long-term debt 455.1 478.8
Total Debt 479.0 $                 515.1 $
Less: Cash, cash equivalents and restricted cash (586.4) (468.4)
Net (Cash) Debt (107.4) $                46.7 $
Total equity 2,246.6 $               2,042.5 $
Ratio of Total Debt to Capital 17.6% 20.1%
Ratio of Net Debt to Capital (5.0)% 2.2%
Reconciliation of Total Debt to Net Debt and the Ratio of Net Debt to Capital:
This reconciliation is provided as additional relevant information about The Timken Company's financial position.  Capital is defined as total debt plus total shareholders' equity.  Management believes Net
Debt is an important measure of Timken's financial position, due to the amount of cash and cash equivalents.

GAAP
RECONCILIATION
OF
NET
DEBT

GAAP
RECONCILIATION
OF
FREE
CASH
FLOW
Free cash flow is defined as net cash provided by operating activities (including pension contributions) minus capital expenditures and dividends. Results include discontinued operations until divested.
Reconciliation of Free Cash Flow to GAAP Net Cash Provided (Used) by Operating Activities
Management believes that free cash flow is useful to investors because it is a meaningful indicator of cash generated from operating activities available for the execution of its business strategy.

1991 1992 1993 1994 1995 1996 1997 1998 1999 2000
Net Cash Provided by Operating Activities 140 116 154 147 224 186 312 292 277 157
Capital expenditures (140) (136) (89) (114) (129) (151) (233) (238) (165) (159)
Cash dividends paid to shareholders (23) (22) (25) (26) (28) (30) (39) (45) (45) (44)
Free Cash Flow
(1)
(23) (43) 39 6 67 5 40 9 68 (46)
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Net Cash Provided by Operating Activities 178 206 204 121 319 337 337 569 588 313 212 626
Capital expenditures (91) (85) (119) (155) (221) (296) (314) (272) (114) (116) (205) (297)
Cash dividends paid to shareholders (40) (32) (42) (47) (55) (58) (63) (67) (43) (51) (76) (89)
Free Cash Flow
(1)
47 89 43 (81) 43 (17) (40) 230 430 146 (69) 240
(1)

GAAP RECONCILIATION
OF
NET
DEBT
Note:  (a) Total Debt is the sum of commercial paper, short-term debt, current portion of long-term debt and long-term debt
Reconciliation of Net Debt to Total Debt and the Ratio of Net Debt to Capital
Management believes Net Debt is an important measure of Timken's financial position, due to the amount of cash and cash equivalents.
($ Mils.)
1991 1992 1993 1994 1995 1996 1997 1998 1999 2000
Total Debt (a) 273     321     277     280     211     303     359     469     450     514
Less: Cash 2        8        5        12       7        5        10       0        8        11
Net Debt 271     313     271     267     204     297     350     469     442     503
Equity 1,019 985     685     733     821     922     1,032 1,056 1,046 1,005
Total Debt to Capital 21.1% 24.5% 28.7% 27.6% 20.5% 24.7% 25.8% 30.8% 30.1% 33.8%
Net Debt to Capital 21.0% 24.1% 28.4% 26.7% 19.9% 24.4% 25.3% 30.8% 29.7% 33.4%
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Total Debt (a) 497     461     735     779     721     598     723     624     513     514     515     479
Less: Cash 33       82       29       51       65       101     30       133     756     877     468     586
Net Debt 464     379     706     728     656     497     693     490     (243)    (363)    47       (107)
Equity 782     609     1,090 1,270 1,497 1,476 1,961 1,663 1,596 1,942 2,043 2,247
Total Debt to Capital 38.9% 43.1% 40.3% 38.0% 32.5% 28.8% 26.9% 27.3% 24.3% 20.9% 20.1% 17.6%
Net Debt to Capital 37.2% 38.4% 39.3% 36.5% 30.5% 25.2% 26.1% 22.8% -18.0% -23.0% 2.2% -5.0%

TIMKEN

Stronger. Commitment. Stronger. Value. Stronger. Worldwide. Stronger. Together. | Stronger. By Design.

GAAP RECONCILIATION OF ROIC
Reconciliation of ROIC to GAAP Operating Income
Management believes ROIC is representative of the company’s performance and therefore useful to investors.
($ Mils.)

1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000
GAAP Operating Income
(1)
(9) 42 14 132 203 247 280 225 133 106
GAAP Other Income / (Expenses) (8) (2) (6) 2 (5) (5) 7 (16) (10) (7)
Earnings Before Interest and Taxes (EBIT)
(2) (17) 41 8 135 198 242 287 209 123 99
Provision for income taxes (6) 15 3 51 73 93 102 80 45 35
Adjusted tax rate 37.6% 37.6% 37.6% 37.6% 36.9% 38.3% 35.7% 38.2% 36.8% 35.0%
Net Operating Profit After Taxes (NOPAT)
(3)
(10) 25 5 84 125 149 184 129 78 64
Invested Capital:
Total Debt 266 273 321 277 280 211 303 359 469 450 514
Shareholders' Equity 1,075 1,019 985 685 733 821 922 1,032 1,056 1,046 1,005
Total 1,341 1,292 1,306 962 1,012 1,032 1,225 1,392 1,526 1,496 1,519
Average Invested Capital
(4)
1,317 1,299 1,134 987 1,022 1,129 1,308 1,459 1,511 1,507
ROIC: NOPAT / Average Invested Capital
(4)
-0.8% 1.9% 0.4% 8.5% 12.2% 13.2% 14.1% 8.9% 5.2% 4.3%
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
GAAP Operating Income
(1)
(18) 79 98 237 327 219 295 462 (54) 436 729 693
GAAP Other Income / (Expenses) 22 37 10 12 68 80 5 16 (0) 4 (1) 101
Earnings Before Interest and Taxes (EBIT)
(2) 4 115 108 249 395 299 300 478 (54) 440 728 794
Provision for income taxes 2 46 43 80 129 91 61 171 (16) 148 251 280
Adjusted tax rate 39.8% 39.8% 40.0% 32.1% 32.6% 30.6% 20.4% 35.7% 29.9% 33.5% 34.5% 35.3%
Net Operating Profit After Taxes (NOPAT)
(3)
3 69 65 169 266 208 239 307 (38) 292 477 514
Total Debt 497 461 735 779 721 598 723 624 513 514 515 479
Shareholders' Equity 782 609 1,090 1,270 1,497 1,476 1,961 1,623 1,596 1,942 2,043 2,247
Total 1,279 1,070 1,824 2,049 2,218 2,074 2,684 2,246 2,108 2,456 2,558 2,726
Average Invested Capital
(4)
1,399 1,175 1,447 1,937 2,134 2,146 2,379 2,465 2,177 2,282 2,507 2,642
ROIC: NOPAT / Average Invested Capital
(4)
0.2% 5.9% 4.5% 8.7% 12.5% 9.7% 10.0% 12.5% -1.7% 12.8% 19.0% 19.5%
(1) GAAP Operating Income excludes discontinued operations for Latrobe Steel (divested Dec. 8, 2006) for years 2004 through 2006 and the Needle Roller Bearings business for years 2007 through 2009 (divested Dec. 31, 2009).
(2) EBIT is defined as operating income plus other income (expense) - net.
(3) NOPAT is defined as EBIT less an estimated provision for income taxes. This tax provision excludes the tax effect of pre-tax special items on the company's effective tax rate, as well as the the impact of discrete tax items recorded during the year.
(4) The company uses NOPAT/Average Invested Capital as a type of ratio that indicates return on invested capital (ROIC).  Average Invested Capital is the sum of Total Debt and Share-
holders' Equity taken at the beginning and ending of each year and then averaged.  Total Debt is the sum of commercial paper, ST-debt, curr. portion of LT-debt & LT-debt.
Invested Capital:

TIMKEN

Stronger. Commitment. Stronger. Value. Stronger. Worldwide. Stronger. Together. | Stronger. By Design.